Nationwide(R) Asset Allocation Trust

                               Life Design Series

                           - The Aggressive Portfolio

                      - The Moderately Aggressive Portfolio

                            - The Moderate Portfolio

                     - The Moderately Conservative Portfolio

                          - The Conservative Portfolio


                        Supplement dated January 12, 2000
                         to Prospectus dated May 1, 1999


         The capitalized terms used in this supplement have the same meaning as defined in the Prospectus.

The paragraph under the paragraph heading "Portfolio Manager" on page 10 of the Prospectus is deleted in its entirety and is replaced with the following:

Each Fund is managed by a team of portfolio managers and research analysts which is supervised by William H. Miller, Sr. Portfolio Manager and Interim Chief Investment Officer of VMF. The team, working closely with Mr. Miller, will determine how each Fund's assets will be invested in the Underlying Funds pursuant to the investment objective and policies of each Fund and will make recommendations to the Board of Trustees concerning changes to (a) the Underlying Funds in which the Funds may invest, (b) the percentage range of assets that may be invested by each Fund in any one Underlying Fund and (c) the percentage range of assets of any Fund that may be invested in the Nationwide Contract. Prior to July 1999 when Mr. Miller joined VMF, he held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager Delaware Management Company (1994-1997); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.